Supplement dated December 14, 1995 to
GIT Equity Trust Prospectus dated July 31, 1995


The sub-advisory agreement between the Adviser and Cramblit & Carney, sub-adviser to the Special Growth Portfolio, is being terminated under mutually agreed-upon terms.
Effective December 14, 1995, the individual primarily responsible for the management of the Special Growth Portfolio is Charles J. Tennes, executive vice president of the Adviser. Mr Tennes has been associated with the Adviser since 1985, and has served as portfolio manager of the Select Growth and Equity Income Portfolios since early 1993. With this change, all of the Equity Trust portfolios will be under the supervision of the same management team.